Exhibit 99.1

Fulgent Reports Second Quarter 2024 Financial Results

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Total Revenue of $71.0 million
•
Core Revenue grows 5% year-over-year to $70.2 million
•
Reiterates Full Year 2024 Core Revenue Guidance of $280 million, Improves Earnings Per Share Guidance for 2024

EL MONTE, CA, August 2, 2024 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its second quarter ended June 30, 2024.

Second Quarter 2024 Results:

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Total Revenue of $71.0 million
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Core Revenue1 grew 5% year-over-year to $70.2 million
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GAAP loss of $8.7 million, or ($0.29) per share
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Non-GAAP income of $4.7 million, or $0.15 per share
•
Adjusted EBITDA loss of $727,000
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Cash from operations of $4.3 million
•
Cash, cash equivalents, and investments in marketable securities of $837.9 million as of June 30, 2024

Note:

1) Core Revenue is revenue calculated in accordance with GAAP minus revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue, each as calculated in accordance with GAAP.

Non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin, are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), GAAP gross profit and margin, and GAAP operating income (loss) and margin, in the accompanying tables.

Ming Hsieh, Chairperson of the Board of Directors and Chief Executive Officer, said, “Laboratory Services continue to be a source of strength for Fulgent, fueling our initiatives and business model, with momentum in Precision Diagnostics. In Therapeutics Development, we are off to a good start with initial enrollment of our Phase 2 trial of FID-007 in Head and Neck Cancer, and we continue to move our next candidate, FID-022, through preclinical studies toward an Investigational New Drug (IND) application by the end of 2024. In the meantime, with our projected revenue from Laboratory Services, we believe we are well-positioned to execute our strategy.”

Paul Kim, Chief Financial Officer, said, “We continue to be on track with the operational objectives we set at the beginning of 2024, remaining in an enviable cash position with flexibility to execute.”

Outlook:

For the full year 2024, Fulgent expects:

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Core Revenue of approximately $280 million
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GAAP loss improvement from approximately ($2.25) per share to approximately ($1.95) per share
•
Non-GAAP loss improvement from approximately ($1.05) per share to approximately ($0.30) per share
•
Cash, cash equivalents, and investments in marketable securities of approximately $800 million as of December 31, 2024*

*Cash expenditures may be higher or lower than currently estimated due to a variety of factors and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside the ordinary course of business.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its second quarter 2024 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, adjusted EBITDA income (loss), non-GAAP gross profit and margin, and non-GAAP operating income (loss) and margin are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus equity-based compensation expenses, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. For the three and six months ended June 30, 2023, the non-GAAP tax effect was calculated by applying the statutory corporate tax rate on the amortization of intangible assets and equity-based compensation expenses. For the three and six months ended June 30, 2024, the non-GAAP tax effect was calculated by excluding from the GAAP provision the impact of the amortization of intangible assets and equity-based compensation expenses. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus equity-based compensation expenses, plus depreciation and amortization, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation and amortization of intangible assets. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA income (loss); accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss), gross profit and margin, and operating income (loss) and margin, in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business, which was formerly referred to as the clinical diagnostic business, includes technical laboratory services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a genomic diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance regarding expected quarterly and annual financial results, core revenues, GAAP loss, non-GAAP loss, and cash, cash equivalents and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing and laboratory services, technologies and expansion; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment and regulatory filings for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
June 30, 2024 and December 31, 2023
(in thousands)

	June 30, 2024	December 31, 2023
ASSETS:
Cash and cash equivalents	$65,111	$97,473
Investments in marketable securities	772,758	750,252
Accounts receivable, net	56,573	51,132
Property, plant, and equipment, net	93,368	83,464
Other assets	244,429	253,007
Total assets	$1,232,239	$1,235,328
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$103,391	$102,042
Total stockholders’ equity	1,128,848	1,133,286
Total liabilities & equity	$1,232,239	$1,235,328

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Six Months Ended June 30, 2024 and 2023
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$71,028	$67,853	$135,513	$134,021
Cost of revenue (1)	44,537	47,281	86,918	94,638
Gross profit	26,491	20,572	48,595	39,383
Operating expenses:
Research and development (1)	13,486	9,692	24,920	19,474
Selling and marketing (1)	8,595	10,723	17,584	20,806
General and administrative (1)	21,326	17,993	42,815	39,795
Amortization of intangible assets	1,990	1,962	3,980	3,930
Total operating expenses	45,397	40,370	89,299	84,005
Operating loss	(18,906)	(19,798)	(40,704)	(44,622)
Interest and other income, net	7,692	5,098	15,317	8,873
Loss before income taxes	(11,214)	(14,700)	(25,387)	(35,749)
Benefit from income taxes	(2,124)	(3,110)	(2,451)	(8,310)
Net loss from consolidated operations	(9,090)	(11,590)	(22,936)	(27,439)
Net loss attributable to noncontrolling interests	380	361	764	870
Net loss attributable to Fulgent	$(8,710)	$(11,229)	$(22,172)	$(26,569)

Net loss attributable to Fulgent:
Basic	$(0.29)	$(0.38)	$(0.74)	$(0.90)
Diluted	$(0.29)	$(0.38)	$(0.74)	$(0.90)
Weighted-average common shares:
Basic	30,098	29,813	29,933	29,675
Diluted	30,098	29,813	29,933	29,675

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$1,999	$2,359	$4,008	$4,753
Research and development	4,136	3,670	7,980	7,118
Selling and marketing	1,002	1,094	2,052	2,455
General and administrative	4,498	3,200	9,113	6,262
Total equity-based compensation expense	$11,635	$10,323	$23,153	$20,588

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Six Months Ended June 30, 2024 and 2023
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss attributable to Fulgent	$(8,710)	$(11,229)	$(22,172)	$(26,569)
Amortization of intangible assets	1,990	1,962	3,980	3,930
Equity-based compensation expense	11,635	10,323	23,153	20,588
Non-GAAP tax effect (1)	(224)	(3,440)	(539)	(6,865)
Non-GAAP income (loss) attributable to Fulgent	$4,691	$(2,384)	$4,422	$(8,916)

Net loss per common share attributable to Fulgent:
Basic	$(0.29)	$(0.38)	$(0.74)	$(0.90)
Diluted	$(0.29)	$(0.38)	$(0.74)	$(0.90)

Non-GAAP income (loss) per common share attributable to Fulgent:
Basic	$0.16	$(0.08)	$0.15	$(0.30)
Diluted	$0.15	$(0.08)	$0.15	$(0.30)

Weighted average common shares:
Basic	30,098	29,813	29,933	29,675
Diluted	30,371	29,813	30,271	29,675

(1) Tax rates as follows:

During the three and six months ended June 30, 2024, the Company calculated an income tax provision on a non-GAAP basis. For the three and six months ended June 30, 2023, the Company calculated the non-GAAP tax effect by applying the statutory corporate tax rate on the amortization of intangible assets and equity-based compensation expenses for a tax rate of 28%.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Six Months Ended June 30, 2024 and 2023
(in thousands, except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net loss attributable to Fulgent	$(8,710)	$(11,229)	$(22,172)	$(26,569)
Interest income, net	(7,681)	(5,003)	(15,315)	(8,775)
Benefit from income taxes	(2,124)	(3,110)	(2,451)	(8,310)
Equity-based compensation expense	11,635	10,323	23,153	20,588
Depreciation and amortization	6,153	6,312	12,816	13,191
Adjusted EBITDA	$(727)	$(2,707)	$(3,969)	$(9,875)

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Six Months Ended June 30, 2024 and 2023
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$71,028	$67,853	$135,513	$134,021
Cost of revenue	44,537	47,281	86,918	94,638
Gross profit	26,491	20,572	48,595	39,383
Gross margin	37.3%	30.3%	35.9%	29.4%

Equity-based compensation included in cost of revenue	1,999	2,359	4,008	4,753
Non-GAAP gross profit	28,490	22,931	52,603	44,136
Non-GAAP gross margin	40.1%	33.8%	38.8%	32.9%

Operating expenses	45,397	40,370	89,299	84,005
Equity-based compensation included in operating expenses	9,636	7,964	19,145	15,835
Amortization of intangible assets	1,990	1,962	3,980	3,930
Non-GAAP operating expenses	33,771	30,444	66,174	64,240
Non-GAAP operating loss	$(5,281)	$(7,513)	$(13,571)	$(20,104)
Non-GAAP operating margin	-7.4%	-11.1%	-10.0%	-15.0%